UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2015 (April 15, 2015)

Rite Aid Corporation
(Exact name of registrant as specified in charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

30 Hunter Lane, Camp Hill, Pennsylvania 17011
(Address of principal executive offices, including zip code)

(717) 761-2633
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

Effective April 15, 2015, the board of directors (the “Board”) of Rite Aid Corporation (the “Company”) amended and restated the Company’s By-Laws (as so amended and restated, the “By-Laws”) to (1) implement “proxy access” (allowing eligible stockholders to include their own nominees for director in the Company’s proxy materials along with the Board-nominated candidates), (2) make certain other conforming and related technical changes and (3) allow the Board to waive the requirement that a director has not reached the age of 72 to be eligible for election. The proxy access process will first be available to stockholders in connection with the Company’s 2016 annual meeting of stockholders.

The following general description of the proxy access provisions of the By-Laws is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is included as Exhibit 3.1 to this report and incorporated by reference herein.

The proxy access provisions of the By-Laws permit any stockholder or group of up to 20 stockholders who have maintained continuous qualifying ownership of 3% or more of the Company’s outstanding common stock for at least the previous three years to include a specified number of director nominees in the Company’s proxy materials for an annual meeting of stockholders. A nominating stockholder is considered to own only the shares for which the stockholder possesses the full voting and investment rights and the full economic interest (including the opportunity for profit and risk of loss). Under this provision, borrowed or hedged shares do not count as “owned” shares. If a group of stockholders is aggregating its shareholdings in order to meet the 3% ownership requirement, the ownership of the group will be determined by aggregating the lowest number of shares continuously owned by each member during the three-year holding period.

The maximum number of stockholder nominees permitted under the proxy access provisions of the By-Laws is equal to 20% of the directors in office as of the last day a notice of nomination may be timely received. If the 20% calculation does not result in a whole number, the maximum number of stockholder nominees is the closest whole number below 20%. If one or more vacancies occurs for any reason after the nomination deadline and the Board decides to reduce the size of the Board in connection therewith, the 20% calculation will be applied to the reduced size of the Board, with the potential result that a stockholder nominee may be disqualified. Stockholder-nominated candidates whose nomination is withdrawn or whom the Board determines to include in the Company’s proxy materials as Board-nominated candidates will be counted against the 20% maximum. In addition, any director in office as of the nomination deadline who was included in the Company’s proxy materials as a stockholder nominee for either of the two preceding annual meetings and whom the Board decides to nominate for re-election to the Board also will be counted against the 20% maximum.

Notice of a nomination pursuant to the proxy access provisions of the By-Laws must be received no earlier than 150 days and no later than 120 days before the anniversary of the date that the Company distributed its proxy statement for the previous year’s annual meeting of stockholders. If a group of stockholders is making the nomination, such notice must designate one member of the group for purposes of receiving communications, notices and inquiries from the Company and otherwise authorize such member to act on behalf of each other member of the group with respect to the nomination.  Each nominating stockholder must provide a list of its proposed nominees in rank order. If the number of stockholder nominees under the proxy access provisions of the By-Laws exceeds the 20% maximum, the highest ranking qualified individual from the list proposed by each nominating stockholder, beginning with the nominating stockholder with the largest qualifying ownership and proceeding through the list of nominating stockholders in descending order of qualifying ownership, will be selected for inclusion in the Company’s proxy materials until the maximum number is reached.

Each stockholder seeking to include a director nominee in the Company’s proxy materials is required to provide certain information, including proof of qualifying stock ownership as of the date of the submission and the record date for determining the stockholders entitled to receive notice of the annual meeting of stockholders, the stockholder’s notice on Schedule 14N as filed with the Securities and Exchange Commission, and the information and representations required by the advance notice provision of the By-Laws relating to nomination of directors (including the written consent of each stockholder nominee to being named in the proxy statement and serving as a director, if elected). Nominating stockholders are also required to make certain representations and agreements regarding their intent to maintain qualifying ownership through the meeting date, intentions with respect to maintaining qualifying ownership for one year after the meeting date, lack of intent to effect a change of control, only nominating the person(s) nominated pursuant to the proxy access provisions of the By-Laws, only participating in the solicitation of their nominee or Board nominees, only distributing the Company’s form of proxy, complying with solicitation rules, providing accurate information, and assuming liabilities related to and indemnifying the Company against losses arising out of the nomination. The Company may also require each stockholder nominee to provide any additional information that may be reasonably requested to determine if such nominee is independent, that could be material to a reasonable stockholder’s understanding of the nominee’s independence or that may reasonably be required to determine the eligibility of such nominee to serve as a director of the Company.

Nominating stockholders under the proxy access provisions of the By-Laws are permitted to include in the proxy materials a 500-word statement in support of their nominee(s). The Company may omit any information or statement that the Company, in good faith, believes would violate any applicable law or regulation.

If any of the information provided by a nominating stockholder or its nominee ceases to be true and correct in all material respects, such stockholder or nominee must promptly notify the Company and correct the information. In addition, any person providing information pursuant to the proxy access provisions of the By-Laws must further update and supplement such information if necessary so that all such information will be true and correct as of the record date and as of the date that is ten business days prior to the annual meeting (or provide a written certification that no such updates are necessary and that the information previously provided remains true and correct as of the applicable date).

Each stockholder nominee must provide a written representation and agreement that such nominee is not and has not become party to any agreement, arrangement or understanding or given a commitment or assurance relating to how such stockholder nominee, if elected, would act or vote on any issue or question not disclosed to the Company or, other than with the Company, any agreement, arrangement or understanding with respect to any compensation, reimbursement or indemnification in connection with service or action as a director not disclosed to the Company and that such nominee has read and will comply with the Company’s corporate governance policies and will make the acknowledgments, enter into the agreements and provide the information required of all directors.

A stockholder nominee will not be eligible for inclusion in the Company’s proxy materials if any stockholder has nominated a person pursuant to the advance notice provision of the By-Laws, if the nominee would not be independent, if the nominee’s election would cause the Company to violate its By-Laws,  its Charter or any applicable listing standards, laws or regulations, if the nominee has been an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, within the past three years, if the nominee is a named subject of a pending criminal proceeding or has been convicted in a criminal proceeding within the past ten years, or if the nominee or the stockholder who nominated him or her has provided false and misleading information to the Company or otherwise breached any of its or their obligations, representations or agreements under the proxy access provisions of the By-Laws. Stockholder nominees who are included in the Company’s proxy materials but subsequently withdraw from or become ineligible for election at the meeting or do not receive at least 25% of the votes cast in the election will be ineligible for nomination under the proxy access provisions of the By-Laws for the next two years.

A nomination made under the proxy access provisions of the By-Laws may be omitted from the Company’s proxy materials, without including any successor or replacement nominee, and such nomination will be disregarded at the annual meeting and the named proxies will not vote any proxies received from stockholders with respect to such nominee if the nominee or the stockholder who nominated him or her breaches any of its or their obligations, agreements or representations or the nominee otherwise becomes ineligible for inclusion in the Company’s proxy materials under the proxy access provisions of the By-Laws or dies, becomes disabled or is otherwise disqualified from being nominated for election or serving as a director of the Company, or if the nominating stockholder (or a representative thereof) does not appear at the annual meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1 Amended and Restated By-Laws of Rite Aid Corporation, effective April 15, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITE AID CORPORATION

Dated: April 21, 2015	By:	/s/ Marc A. Strassler
		Name:	Marc A. Strassler
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated By-Laws of Rite Aid Corporation, effective April 15, 2015

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